UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor –
Congress of Industrial Organizations
Housing Investment Trust
(Exact name of registrant as specified in charter)

2401 Pennsylvania Avenue, N.W., Suite 200
Washington, DC 20037
(Address of principal executive offices)  (Zip code)

Kenneth G. Lore, Esq.
Katten Muchin Rosenman LLP
2900 K Street, N.W., North Tower Suite 200
Washington, DC 20007
(Name and address of agent for service)

(202) 331-8055
(Registrant’s telephone number, including area code)

Date of fiscal year end:  December 31
Date of reporting period:  January 1, 2014 through June 30, 2014

Item 1.   Report to Stockholders.

The following is a copy of the 2014 Semi-Annual Report of the AFL-CIO Housing Investment Trust (the “Trust”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”).

AFFORDABLE HOUSING

COMPETITIVE RETURNS

creating 25,000 union jobs

AFL-CIO HOUSING INVESTMENT TRUST

SEMI-ANNUAL REPORT 2014

To Our Investors

The AFL-CIO Housing Investment Trust’s focus on construction-related multifamily securities continued to benefit its investors in the first half of 2014. The HIT outperformed its benchmark for this six-month period on a gross and net basis by 49 and 26 basis points, respectively. With $153 million of new commitments to four multifamily projects in the first half of the year, the HIT’s Construction Jobs Initiative has now generated 20,270 union construction jobs since 2009, putting us closer to the goal of creating 25,000 union construction jobs by the end of 2015.

Thirty years ago this September, the one-year-old HIT merged with its predecessor fund and went forth with $105 million of assets and a commitment to make a difference in the lives of working people and their communities. Thanks to a sound investment strategy and the support of investors like yourselves, the Trust’s assets have reached a historic high of $4.76 billion as of June 30, and participants have benefited from the competitive returns produced by HIT investments in job-generating affordable housing projects.

In conjunction with the HIT’s anniversary, we commissioned a third-party analysis to quantify the economic impact of the HIT’s investments on America’s communities. What we found is impressive. Investments by the HIT and its subsidiary Building America over the past three decades have generated an estimated $24.4 billion of economic benefits to local communities and 156,620 total jobs, including 73,770 union construction jobs. Other findings are summarized at left.

The HIT’s high credit multifamily investments not only have the positive impact on communities that you see in these numbers – they are in fact central to the HIT’s successful strategy for generating competitive fixed-income returns for you, our investors. With your ongoing support, we will strive to continue meeting your fixed-income needs by investing in communities across America.

Steve Coyle, CEO

Mid-Year Discussion of Fund Performance

PERFORMANCE OVERVIEW

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark – the Barclays Capital Aggregate Bond Index (Barclays Aggregate) – by 49 basis points on a gross basis and by 26 basis points on a net basis for the six-month period ending June 30, 2014. The HIT’s year-to-date returns were 4.42% gross and 4.19% net compared to 3.93% for the benchmark. The HIT’s gross and net returns also exceeded the benchmark for the one-year and ten-year periods ending June 30, and gross returns outperformed for the three- and five-year periods.

The HIT’s strong relative performance in the first six months of the year was primarily due to the income advantage over the benchmark provided by the high credit quality multifamily mortgage-backed securities (MBS) in which the HIT specializes and the tightening of spreads to U.S. Treasuries on those investments.

The yield curve flattened during the period, with longer-term rates falling more than shorter-term ones, and 10-year Treasury rates were down 50 basis points. With the tightening of spreads, returns were generally strong for fixed-income securities, including the high credit quality multifamily MBS that comprised 61% of the HIT portfolio at June 30. The government-agency multifamily securities in which the HIT specializes not only provide an income advantage but also offer better credit quality and similar interest rate risk as compared to the benchmark. The HIT’s investments in these securities also allow it to generate collateral benefits that include much-needed jobs, affordable housing, and other economic benefits for communities coast to coast.

The HIT outperformed the benchmark despite excess returns of 145 basis points posted by corporate bonds in the first half of the year; the HIT does not invest in corporate bonds, which comprised 23.3% of the benchmark at June 30. Agency single family MBS also performed well, with excess returns of 68 basis points; the HIT’s weighting in these securities was similar to the benchmark.

Investors have responded positively to the HIT’s performance and job-creation efforts, bringing $181 million of new and reinvested capital to the HIT during the first six months of the year.

MARKET ENVIRONMENT

The U.S. economy contracted in the first quarter of 2014, due in part to harsh weather in many regions, but rebounded in the second quarter. Residential construction was slow as the national homeownership rate fell to a recent low of 64.8% in the second quarter. Interest rates dropped and inflation remained very low during the period. The U.S., Europe, and China experienced mixed economic signals, and the crises in Ukraine and the Middle East heightened the volatility of global markets. On a positive note, the U.S. added an average of over 230,000 jobs a month in the first half of the year. The national unemployment rate hovered above 6%

AFL-CIO HOUSING INVESTMENT TRUST  1

during the second quarter, as the labor force participation rate remained close to its 36-year low. Although total employment was reported to be back to pre-recession levels, construction employment is still down by close to 1.7 million jobs. In addition, real wage growth has been stagnant, reducing the likelihood of a substantial pick-up in consumer spending, which is essential to long-term economic growth.

The Federal Reserve continued to taper its monthly purchases of securities, with the expectation of ending its quantitative easing program by October.

CONSTRUCTION JOBS INITIATIVE

As part of its Construction Jobs Initiative, the HIT committed $153 million to four housing projects in the first half of 2014, supporting new construction and substantial rehabilitation projects that will create over 1,240 union construction jobs. Located in New York, San Francisco, Minneapolis, and Salinas, California, the projects will build or rehabilitate a total of 621 housing units, 57% of which will be affordable to low- and middle-income residents. All four of these union-built projects have energy-saving, environmentally sustainable features in keeping with the HIT’s goal of promoting green construction jobs.

With these new projects, the HIT’s Construction Jobs Initiative has now created close to 43,000 total jobs since 2009, including over

20,270 on-site union construction jobs. Through the initiative, the HIT and its subsidiary, Building America CDE, have invested in 67 projects in 31 cities, with total development value of $3.75 billion. Altogether, the Construction Jobs Initiative has helped spur $6.75 billion in economic activity in the last five years, helping communities across America to get their economies moving again in the wake of the Great Recession.

2  SEMI–ANNUAL REPORT 2014

OPPORTUNITIES AHEAD

Entering the second half of 2014, we believe the HIT is well-positioned relative to the Barclays Aggregate, with its portfolio structured to continue to provide higher credit quality, higher income, and similar interest rate risk versus the benchmark.

The interest rate environment in the period ahead will be influenced by factors that include geopolitical issues abroad, the growth of the U.S. economy, and Federal Reserve actions. Many analysts expect the economy to post stronger growth in the remainder of 2014, but it may not be fast enough to buoy consumer spending, which remains hampered by weak wage growth. The Fed is focused on achieving its targets of 2%

inflation and full employment, and most analysts do not expect it to raise the federal funds rate until well into 2015 because of the declining labor force participation rate, which the Fed views as partly due to the weak economy.

Demand for multifamily rental construction and the aging of affordable urban housing stock are expected to generate opportunities for investment. The HIT will utilize its network of housing finance partners to seek new investments for the portfolio, and it will work to attract new capital to help it reach its goal of creating 25,000 union construction jobs through the Construction Jobs Initiative by the end of next year.

Portfolio Allocation

Based on value of total investments, including unfunded commitments, as of June 30, 2014

Multifamily Permanent
MBS 48.22%
Single Family MBS
26.27%
US Treasury Securities
6.06%
Multifamily Construction
MBS 4.77%
State Housing Finance Agency
Securities 8.26%
Commercial MBS 2.70%
Cash & Short-Term Investments
3.72%

AFL-CIO HOUSING INVESTMENT TRUST 3

Other Important Information

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 800-SEC-0330. Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, Building America CDE, Inc., the HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http:// www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table below is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2014, and held for the entire period ended June 30, 2014.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the six-month period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended June 30, 2014” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only):
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Six-Month Period Ended
	January 1, 2014	June 30, 2014	June 30, 2014*
Actual expenses	$ 1,000.00	$ 1,041.90	$2.25
Hypothetical expenses (5% return before expenses)	$ 1,000.00	$ 1,022.59	$2.23

*Expenses are equal to the HIT’s annualized six-month expense ratio of 0.44%, as of June 30, 2014, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4  SEMI–ANNUAL REPORT 2014

AFL-CIO HOUSING INVESTMENT TRUST  5

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014 (Dollars in thousands, except per share data; unaudited)

Assets
Investments, at value (cost $4,604,409)	$4,757,517
Cash	34,705
Accrued interest receivable	15,213
Receivables for investments sold	824
Other assets	21,221
Total assets	4,829,480

Liabilities
Payables for investments purchased	50,451
Redemptions payable	8,402
Income distribution and capital gains payable, net of dividends reinvested of $10,684	1,148
Refundable deposits	53
Accrued salaries and fringe benefits	3,992
Accrued expenses	843
Total liabilities	64,889

Other commitments and contingencies (Note 4 of financial statements)	-

Net assets applicable to participants’ equity —
Certificates of participation—authorized unlimited;
Outstanding 4,192,297 units	$4,764,591

Net asset value per unit of participation (in dollars)	$1,136.51

Participants’ equity
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$4,631,056
Net unrealized appreciation of investments	153,108
Distribution in excess of net investment income	(2,775)
Accumulated net realized loss, net of distributions	(16,798)
Total participants’ equity	$4,764,591
See accompanying Notes to Financial Statements.

6  SEMI–ANNUAL REPORT 2014

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2014 (Dollars in thousands; unaudited)

FHA Permanent Securities (3.3% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	7.75%	Jul-2021	$14	$14	$14
Multifamily1	3.75%	Aug-2048	4,160	4,156	4,118
	4.00%	Dec-2053	66,355	66,330	65,547
	5.35%	Mar-2047	7,540	7,550	8,088
	5.55%	Aug-2042	8,237	8,240	8,574
	5.60%	Jun-2038	2,567	2,572	2,595
	5.65%	Oct-2038	1,989	2,026	1,991
	5.80%	Jan-2053	2,080	2,092	2,306
	5.87%	Jun-2044	1,832	1,830	2,035
	5.89%	Apr-2038	4,816	4,822	5,014
	6.02%	Jun-2035	5,076	5,058	5,134
	6.20%	Apr-2052	11,737	11,732	13,077
	6.40%	Aug-2046	3,889	3,891	4,395
	6.60%	Jan-2050	3,422	3,456	3,880
	6.75%	Apr-2040 - Jul-2040	5,008	4,990	5,123
	7.13%	Mar-2040	7,310	7,295	7,400
	7.20%	Dec-2033 - Oct-2039	9,010	9,019	9,056
	7.50%	Sep-2032	1,416	1,410	1,594
	7.93%	Apr-2042	2,741	2,741	3,093
	8.75%	Aug-2036	3,427	3,431	3,440
			152,612	152,641	156,460
Total FHA Permanent Securities			$152,626	$152,655	$156,474

 AFL-CIO HOUSING INVESTMENT TRUST  7

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2014 (Dollars in thousands; unaudited)

Ginnie Mae Securities (25.4% of net assets)

	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040	$-	$11,015	$11,171	$11,810
	4.50%	Aug-2040	-	6,659	6,831	7,285
	5.50%	Jan-2033 - Jun-2037	-	5,848	5,823	6,579
	6.00%	Jan-2032 - Aug-2037	-	3,830	3,827	4,353
	6.50%	Jul-2028	-	107	107	124
	7.00%	Nov-2016 - Jan-2030	-	1,741	1,754	2,024
	7.50%	Nov-2014 - Aug-2030	-	1,051	1,066	1,227
	8.00%	Jun-2023 - Nov-2030	-	705	716	844
	8.50%	Jun-2022 - Aug-2027	-	714	721	840
	9.00%	Mar-2017 - Jun-2025	-	231	232	269
	9.50%	Sep-2021 - Sep-2030	-	70	71	83
			-	31,971	32,319	35,438
Multifamily1	2.11%	Apr-2033	-	12,396	12,488	12,515
	2.18%	May-2039	-	21,587	21,800	21,971
	2.31%	Nov-2051	-	7,076	7,080	6,413
	2.34%	Aug-2034	-	234	235	234
	2.41%	May-2030	-	1,456	1,468	1,458
	2.55%	Feb-2048	-	23,451	23,669	22,782
	2.70%	Jul-2048	-	12,886	13,009	12,682
	2.70%	Jan-2053	-	51,015	51,528	47,077
	2.72%	Feb-2044	-	3,906	4,046	3,929
	2.82%	Apr-2050	-	1,500	1,539	1,434
	2.87%	Feb-2036 - Dec-2043	-	25,000	25,401	24,955
	2.89%	Mar-2046	-	32,000	32,284	31,059
	3.05%	May-2044	-	45,500	45,895	45,896
	3.17%	Oct-2043	-	14,674	14,867	15,078
	3.19%	Jan-2049	-	17,025	17,819	16,409
	3.20%	Jul-2041	-	10,000	9,823	10,003
	3.26%	Feb-2038 - Nov-2043	-	25,000	25,213	24,835
	3.31%	Nov-2037	-	9,709	10,085	10,043
	3.34%	Jun-2052	-	43,979	41,045	45,154
	3.35%	Nov-2042 - Mar-2044	-	25,000	24,380	24,783
	3.37%	Dec-2046	-	19,200	19,522	18,837
	3.40%	Apr-2017 - Jul-2046	-	9,045	9,350	8,881
	3.49%	May-2042	-	28,000	29,336	29,365
	3.49%	Feb-2044	-	4,000	4,253	3,988
	3.50%	Feb-2051	-	10,646	10,576	10,678
	3.50%	Jan-2054	-	20,717	20,606	20,924
	3.55%	May-2042	-	10,000	10,203	10,105
	3.64%	Sep-2041	-	10,000	10,780	10,520
	3.67%	Oct-2043	-	25,000	25,206	25,807
	3.81%	Nov-2053	-	55,201	55,875	58,911
	3.81%	Dec-2053	-	10,967	11,080	11,700
	3.95%	Dec-2045 - Jul-2053	-	14,653	14,227	15,045
	3.99%	Sep-2043	-	20,000	20,928	20,800
	4.00%	Jun-2045	-	20,000	20,297	20,831
	4.00%	Sep-2046	-	10,000	10,878	10,676

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8  SEMI–ANNUAL REPORT 2014

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2014 (Dollars in thousands; unaudited)

Ginnie Mae Securities (25.4% of net assets), continued

	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
	4.00%	May-2049	$-	$31,500	$34,198	$33,671
	4.01%	Apr-2046	-	10,000	10,037	10,216
	4.05%	Feb-2052	-	6,533	6,536	6,932
	4.15%	Apr-2053	-	69,232	70,624	74,741
	4.15%	Jun-2053	-	2,253	2,289	2,406
	4.25%	Sep-2038	-	39,339	39,618	42,183
	4.42%	Feb-2031	-	33,613	33,795	35,746
	4.50%	Aug-2049	-	2,279	2,289	2,406
	4.63%	Sep-20372	-	1,500	1,459	1,507
	4.73%	Nov-2045	-	615	626	620
	4.83%	May-20462	-	5,135	5,135	5,187
	4.85%	Sep-2034	-	524	538	530
	4.86%	Jan-2053	-	41,883	42,202	46,385
	4.87%	Apr-2042	-	96,832	97,641	106,771
	4.90%	Mar-20442	-	1,000	990	1,011
	4.94%	Jun-20462	-	3,715	3,720	3,745
	4.99%	Mar-2030	-	2,559	2,731	2,593
	5.01%	Mar-2038	-	15,202	15,776	15,840
	5.05%	Apr-20492	-	2,825	2,828	2,871
	5.15%	Dec-2050	-	15,600	15,440	17,412
	5.21%	Mar-2053	-	49,500	49,564	55,217
	5.25%	Apr-2037	-	19,750	19,743	21,798
	5.34%	Jul-2040	-	18,000	17,718	19,767
	5.55%	May-20492	-	10,250	10,252	10,467
			-	1,130,462	1,142,540	1,175,800
Forward Commitments1	5.45%	Feb-2055	2,650	-	-	270
Total Ginnie Mae Securities			$2,650	$1,162,433	$1,174,859	$1,211,508

Ginnie Mae Construction Securities (2.5% of net assets)

	Interest Rates3
	Permanent	Construction	Maturity Date	Commitment Amount9	Face Amount	Amortized Cost	Value
Multifamily1	2.32%	2.32%	Apr-2054	$23,500	$20,911	$21,619	$19,863
	2.35%	2.35%	Jan-2054	15,850	15,006	15,488	14,428
	2.87%	2.87%	Mar-2054	40,943	38,147	39,381	38,214
	3.20%	3.20%	Oct-2053	10,078	9,309	9,611	9,464
	3.85%	6.25%	Jan-2056	33,400	1,000	1,334	2,854
	3.85%	6.70%	Oct-2054	31,865	17,799	17,969	20,196
	3.90%	3.90%	Apr-2055	16,972	3,806	4,479	4,940
	4.09%	4.09%	Feb-2056	58,084	5,551	6,435	8,584
Total Ginnie Mae Construction Securities				$230,692	$111,529	$116,316	$118,543

AFL-CIO HOUSING INVESTMENT TRUST  9

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2014 (Dollars in thousands; unaudited)

Fannie Mae Securities (35.7% of net assets)

	Interest Rate		Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Single family	0.40%	4	Mar-2037	-	$915	$903	$914
	0.45%	4	Jul-2043	-	22,627	22,442	22,457
	0.53%	4	Nov-2042	-	12,803	12,807	12,776
	0.55%	4	Apr-2037 - Oct-2042	-	19,387	19,396	19,340
	0.61%	4	Oct-2042	-	10,590	10,650	10,605
	0.65%	4	Dec-2040	-	40,345	40,008	40,510
	0.65%	4	Feb-2042 - Feb-2043	-	36,530	36,553	36,700
	0.70%	4	Mar-2042	-	20,179	20,222	20,286
	0.75%	4	Mar-2042 - Oct-2043	-	23,914	24,008	24,127
	1.93%	4	Nov-2033	-	3,747	3,749	3,894
	1.98%	4	Aug-2033	-	269	268	280
	2.17%	4	Apr-2034	-	2,107	2,175	2,227
	2.22%	4	Sep-2035	-	1,149	1,145	1,212
	2.24%	4	Nov-2034	-	2,494	2,575	2,642
	2.25%	4	May-2033	-	816	820	860
	2.31%	4	Jul-2033	-	652	648	685
	2.32%	4	Aug-2033	-	2,622	2,617	2,765
	2.34%	4	Jul-2033 - Aug-2033	-	4,254	4,266	4,485
	3.00%		Apr-2042 - Dec-2042	-	19,309	19,985	19,118
	3.50%		Oct-2026 - Nov-2042	-	97,809	102,225	100,825
	4.00%		Jun-2018 - Nov-2041	-	86,371	88,362	91,870
	4.50%		Mar-2015 - Sep-2043	-	105,594	110,229	114,123
	4.50%		Jul-2041	-	24,684	26,323	26,747
	5.00%		Sep-2016 - Apr-2041	-	47,617	49,420	52,360
	5.50%		Jul-2017 - Jun-2038	-	25,785	25,908	28,713
	6.00%		Apr-2016 - Nov-2037	-	13,351	13,425	15,016
	6.50%		Nov-2016 - Jul-2036	-	3,253	3,322	3,628
	7.00%		Mar-2015 - May-2032	-	1,782	1,789	2,057
	7.50%		Nov-2016 - Sep-2031	-	606	591	702
	8.00%		Apr-2030 - May-2031	-	84	86	91
	8.50%		Mar-2015 - Apr-2031	-	102	102	112
	9.00%		May-2025	-	1	1	1
				-	631,748	647,020	662,128
Multifamily1	0.52%		Jan-2023	-	4,859	4,854	4,857
	2.21%		Dec-2022	-	32,987	33,031	32,399
	2.21%		Dec-2022	-	25,035	25,069	24,589
	2.24%		Dec-2022	-	32,890	32,933	32,366
	2.26%		Nov-2022	-	6,810	6,868	6,716
	2.71%		Jan-2021	-	8,961	8,979	9,194
	2.84%		Mar-2022	-	3,781	3,819	3,892
	2.85%		Mar-2022	-	33,000	33,184	33,807
	2.99%		Jun-2025	-	2,750	2,772	2,742
	3.36%		Dec-2023	-	8,487	8,577	8,890
	3.41%		Sep-2023	-	15,146	15,444	15,981
	3.46%		Dec-2023	-	3,500	3,531	3,680
	3.54%		Oct-2021	-	7,512	7,570	8,033
	3.61%		Sep-2023	-	6,851	6,981	7,290

(continued, next page)

10  SEMI–ANNUAL REPORT 2014

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2014 (Dollars in thousands; unaudited)

Fannie Mae Securities (35.7% of net assets), continued
Interest Rate		Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
3.66%		Jul-2021	$-	$121,470	$121,668	$130,675
3.66%		Oct-2023	-	5,036	5,149	5,368
3.87%		Sep-2023	-	2,639	2,763	2,846
3.99%	4	Jun-2020	-	3,596	3,602	3,587
4.00%		Sep-2021	-	15,912	15,935	17,268
4.03%		Oct-2021	-	7,229	7,240	7,887
4.06%		Oct-2025	-	25,521	25,681	27,427
4.15%		Jun-2021	-	9,332	9,357	10,241
4.22%		Jul-2018	-	2,064	2,059	2,202
4.25%		May-2021	-	4,317	4,318	4,743
4.27%		Nov-2019	-	6,087	6,078	6,688
4.32%		Nov-2019	-	3,009	3,007	3,313
4.33%		Nov-2019 - Mar-2021	-	6,106	6,110	6,734
4.33%		Mar-2020	-	20,000	19,988	21,949
4.38%		Apr-2020	-	10,335	10,356	11,419
4.44%		May-2020	-	6,123	6,128	6,767
4.49%		Jun-2021	-	991	1,004	1,099
4.50%		Feb-2020	-	4,284	4,284	4,698
4.52%		Nov-2019 - May-2021	-	7,270	7,326	8,059
4.55%		Nov-2019	-	2,871	2,870	3,181
4.56%		Jul-2019 - May-2021	-	8,526	8,558	9,452
4.64%		Aug-2019	-	18,321	18,334	20,337
4.66%		Jul-2021	-	1,374	1,389	1,513
4.68%		Jul-2019	-	13,276	13,238	14,746
4.69%		Jan-2020 - Jun-2035	-	14,189	14,256	15,770
4.71%		Mar-2021	-	5,943	6,023	6,615
4.73%		Feb-2021	-	1,557	1,575	1,735
4.80%		Jun-2019	-	2,171	2,164	2,420
4.86%		May-2019	-	1,451	1,448	1,616
4.89%		Nov-2019	-	874	878	979
4.94%		Apr-2019	-	3,493	3,484	3,896
5.00%		Jun-2019	-	1,893	1,890	2,120
5.02%		Jun-2019	-	821	824	920
5.04%		Jun-2019	-	1,872	1,872	2,100
5.05%		Jun-2019 - Jul-2019	-	3,190	3,189	3,577
5.08%		Apr-2021	-	40,000	40,002	44,535
5.09%		Jun-2018	-	6,364	6,476	7,024
5.11%		Jul-2019	-	875	881	981
5.12%		Jul-2019	-	8,732	8,706	9,796
5.13%		Jul-2019	-	889	886	999
5.15%		Oct-2022	-	3,134	3,155	3,477
5.21%		Jan-2018	-	3,725	3,705	3,953
5.25%		Jan-2020	-	6,829	6,839	7,721
5.29%		May-2022	-	5,256	5,257	5,957
5.30%		Aug-2029	-	6,639	6,496	7,404
5.34%		Apr-2016	-	5,944	5,947	6,160
					(continued, next page)

 AFL-CIO HOUSING INVESTMENT TRUST  11

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2014 (Dollars in thousands; unaudited)

Fannie Mae Securities (35.7% of net assets), continued

	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
	5.36%	Feb-2016	$-	$95	$95	$95
	5.37%	Jun-2017	-	1,374	1,396	1,488
	5.45%	May-2033	-	2,809	2,820	3,115
	5.46%	Feb-2017	-	44,507	44,734	48,713
	5.47%	Aug-2024	-	8,292	8,341	9,335
	5.52%	Mar-2018	-	587	598	651
	5.53%	Apr-2017	-	61,192	61,198	67,185
	5.59%	May-2017	-	6,747	6,746	7,325
	5.60%	Feb-2018 - Jan-2024	-	11,012	11,013	12,506
	5.63%	Dec-2019	-	7,415	7,447	8,193
	5.69%	Jun-2041	-	4,860	5,010	5,445
	5.70%	Jun-2016	-	1,329	1,339	1,422
	5.75%	Jun-2041	-	2,355	2,439	2,651
	5.80%	Jun-2018	-	67,645	67,485	76,463
	5.86%	Dec-2016	-	128	128	137
	5.91%	Mar-2037	-	1,969	2,011	2,242
	5.92%	Dec-2016	-	105	105	111
	5.96%	Jan-2029	-	397	399	449
	6.03%	Jun-2017 - Jun-2036	-	5,028	5,122	5,496
	6.06%	Jul-2034	-	9,386	9,615	10,669
	6.11%	Aug-2017	-	6,509	6,546	7,289
	6.13%	Dec-2016	-	1,109	1,124	1,225
	6.14%	Sep-2033	-	289	304	328
	6.15%	Jul-2019	-	32,787	32,791	37,642
	6.15%	Jan-2023 - Oct-2032	-	7,026	7,067	7,719
	6.22%	Aug-2032	-	1,668	1,697	1,867
	6.23%	Sep-2034	-	1,370	1,418	1,568
	6.28%	Nov-2028	-	2,805	2,935	3,191
	6.35%	Aug-2032	-	10,186	10,217	11,430
	6.38%	Jul-2021	-	5,372	5,393	6,261
	6.39%	Apr-2019	-	898	895	985
	6.52%	May-2029	-	5,088	5,429	5,836
	6.63%	Apr-2019	-	2,046	2,046	2,240
	6.80%	Jul-2016	-	259	259	276
	7.01%	Apr-2031	-	3,055	3,057	3,343
	7.07%	Feb-2031	-	15,345	15,463	16,692
	7.18%	Aug-2016	-	170	170	182
	7.20%	Aug-2029	-	848	836	852
	7.26%	Dec-2018	-	6,608	6,720	7,112
	7.50%	Dec-2014	-	154	154	157
	7.75%	Dec-2024	-	1,522	1,522	1,565
	8.40%	Jul-2023	-	381	377	384
	8.50%	Nov-2019	-	2,393	2,533	2,813
	8.63%	Sep-2028	-	5,801	5,801	5,834
			-	975,020	978,802	1,056,872
Forward Commitments1	2.48%	Jul-2021	45,000	-	225	240
TBA5	3.50%	Jul-2044	-	(20,000)	(20,527)	(20,591)
Total Fannie Mae Securities			$45,000	$1,586,768	$1,605,520	$1,698,649

12  SEMI–ANNUAL REPORT 2014

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2014 (Dollars in thousands; unaudited)

Freddie Mac Securities (14.0% of net assets)

	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.45%	4	Feb-2036	$3,855	$3,855	$3,868
	0.50%	4	Apr-2036 - Jan-2043	22,749	22,762	22,686
	0.55%	4	Aug-2043	9,604	9,598	9,598
	0.63%	4	Oct-2040	9,567	9,557	9,539
	0.65%	4	Oct-2040 - Nov-2040	35,537	35,394	35,700
	0.65%	4	Jun-2042	23,973	23,999	24,094
	2.35%	4	Jun-2033 - Oct-2033	2,510	2,490	2,652
	2.52%	4	Jul-2035	643	641	686
	3.00%		Aug-2042 -Jan-2043	116,404	120,052	115,092
	3.50%		Jan-2026 - Nov-2042	108,325	112,234	112,144
	4.00%		Nov-2014 - Jan-2041	58,339	59,819	62,048
	4.50%		Aug-2018 - Nov-2043	112,179	118,118	121,584
	4.50%		Mar-2044	19,632	20,987	21,278
	5.00%		Jan-2019 - Mar-2041	33,517	34,310	36,495
	5.50%		Oct-2017 - Jul-2038	13,178	13,103	14,684
	6.00%		Aug-2016 - Feb-2038	11,007	11,167	12,390
	6.50%		Feb-2016 - Nov-2037	1,525	1,541	1,710
	7.00%		Dec-2015 - Mar-2030	92	85	106
	7.50%		Aug-2029 - Apr-2031	99	95	119
	8.00%		Jul-2015 - Feb-2030	28	26	31
	8.50%		Nov-2018 - Jan-2025	114	114	135
	9.00%		Mar-2025	94	94	114
				582,971	600,041	606,753
Multifamily1	2.95%		Jan-2018	2,585	2,507	2,653
	5.38%		Dec-2028	20,000	20,004	22,028
	5.42%		Apr-2016	4,582	4,572	4,859
	5.65%		Apr-2016	4,431	4,436	4,756
				31,598	31,519	34,296
TBA5	3.00%		Jun-2044	25,000	24,470	24,668
Total Freddie Mac Securities				$639,569	$656,030	$665,717

Commercial Mortgage-Backed Securities1 (2.8% of net assets)

Issuer	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
Nomura		2.77%	Dec-2045	$10,000	$10,192	$9,751
Deutsche Bank		2.94%	Jan-2046	19,070	19,608	18,794
Nomura		3.19%	Mar-2046	20,000	20,467	19,978
JP Morgan		3.48%	Jun-2045	10,000	10,530	10,371
Barclays/ JP Morgan		3.81%	Jul-2047	2,250	2,317	2,336
RBS/ Wells Fargo		3.82%	Aug-2050	5,000	5,150	5,196
Deutsche Bank/UBS		3.96%	Mar-2047	5,000	5,148	5,263
Barclays/ JP Morgan		4.00%	Apr-2047	5,000	5,149	5,272
Cantor/Deutsche Bank		4.01%	Apr-2047	20,000	20,593	21,132
Barclays/ JP Morgan		4.08%	Feb-2047	6,825	7,218	7,256
Cantor/Deutsche Bank		4.24%	Feb-2047	7,000	7,206	7,552
Deutsche Bank		5.00%	Nov-2046	18,990	19,493	21,496
Total Commercial Mortgage-Backed Securities				$129,135	$133,071	$134,397

AFL-CIO HOUSING INVESTMENT TRUST  13

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2014 (Dollars in thousands; unaudited)

State Housing Finance Agency Securities (6.5% of net assets)

	Issuer	Interest Rates3 Permanent Construction		Maturity Date	Commitment Amount9	Face Amount	Amortized Cost	Value
Multifamily1	Minnesota Housing Authority	-	0.60%	May-2016	$-	$27,000	$27,016	$27,000
	MassHousing	-	3.25%	Oct-20156	-	21,050	21,046	21,059
	MassHousing	-	3.45%	Oct-20176	52,543	30,385	30,118	30,351
	MassHousing	-	3.50%	Oct-20156	-	12,435	12,431	12,421
	MassHousing	-	3.83%	Apr-20156	-	5,000	4,982	5,014
	MassHousing	-	3.98%	Apr-20156	-	3,885	3,885	3,885
	MassHousing	-	4.30%	Jun-20156	-	9,200	9,200	9,230
	MassHousing	4.00%	-	Dec-2028	-	5,000	5,103	5,086
	NYC Housing Development Corp	4.04%	-	Nov-2032	-	1,305	1,305	1,254
	MassHousing	4.13%	-	Dec-2036	-	5,000	5,000	4,924
	MassHousing	4.20%	-	Dec-2039	-	8,305	8,305	8,089
	NYC Housing Development Corp	4.25%	-	Nov-2025	-	1,150	1,150	1,182
	NYC Housing Development Corp	4.29%	-	Nov-2037	-	1,190	1,190	1,145
	NYC Housing Development Corp	4.40%	-	Nov-2024	-	4,120	4,120	4,315
	NYC Housing Development Corp	4.44%	-	Nov-2041	-	1,120	1,120	1,086
	NYC Housing Development Corp	4.49%	-	Nov-2044	-	1,000	1,000	975
	NYC Housing Development Corp	4.50%	-	Nov-2030	-	1,680	1,683	1,734
	MassHousing	4.50%	-	Dec-2056	-	45,000	45,000	44,998
	NYC Housing Development Corp	4.60%	-	Nov-2030	-	4,665	4,665	4,771
	NYC Housing Development Corp	4.70%	-	Nov-2035	-	1,685	1,685	1,723
	NYC Housing Development Corp	4.78%	-	Aug-2026	-	12,500	12,504	12,733
	NYC Housing Development Corp	4.80%	-	Nov-2040	-	2,860	2,862	2,936
	NYC Housing Development Corp	4.90%	-	Nov-2034-Nov-2041	-	8,800	8,800	9,040
	NYC Housing Development Corp	4.95%	-	Nov-2039-May-2047	-	13,680	13,682	14,053
	MassHousing	5.55%	-	Nov-2039	-	5,000	4,980	5,232
	MassHousing	5.69%	-	Nov-2018	-	4,040	4,042	4,370
	MassHousing	5.70%	-	Jun-2040	-	13,875	13,877	14,328
	NYC Housing Development Corp	5.92%	-	Dec-2037	-	6,085	6,089	6,161
	MassHousing	6.42%	-	Nov-2039	-	22,000	22,000	23,786
	MassHousing	6.50%	-	Dec-2039	-	715	719	743
	MassHousing	6.58%	-	Dec-2039	-	11,385	11,389	11,963
	MassHousing	6.70%	-	Jun-2040	-	11,330	11,330	12,223
Total State Housing Finance Agency Securities					$52,543	$302,445	$302,278	$307,810

14  SEMI–ANNUAL REPORT 2014

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2014 (Dollars in thousands; unaudited)

Other Multifamily Investments (0.2% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Privately Insured Construction/Permanent Mortgages1,7
IL Housing Development Authority	5.40%	Mar-2047	$8,435	$8,439	$7,941
IL Housing Development Authority	6.20%	Dec-2047	3,174	3,187	3,047
IL Housing Development Authority	6.40%	Nov-2048	957	969	910
Total Other Multifamily Investments			$12,566	$12,595	$11,898

United States Treasury Securities (6.3% of net assets)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
0.63%	Nov-2017	$20,000	$19,962	$19,695
0.75%	Dec-2017 - Feb-2018	30,000	29,918	29,589
0.88%	Jan-2018	45,000	45,020	44,569
1.38%	Sep-2018	45,000	45,038	44,944
1.50%	Dec-2018 - Feb-2019	30,000	29,715	29,993
2.13%	Aug-2021	5,000	5,057	4,997
2.50%	May-2024	50,000	49,590	49,930
2.75%	Nov-2023	20,000	19,629	20,499
2.75%	Feb-2024	25,000	24,988	25,568
3.13%	May-2021	30,000	31,295	32,029
Total United States Treasury Securities		$300,000	$300,212	$301,813

Total Fixed-Income Investments		$4,397,071	$4,453,536	$4,606,809

AFL-CIO HOUSING INVESTMENT TRUST  15

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2014 (Dollars in thousands; unaudited)

Equity Investment in Wholly Owned Subsidiary (less than 0.1% of net assets)

Issuer	Number of Shares	Face Amount (Cost)	Amount of Dividends or Interest	Value
Building America CDE, Inc.8	1,000	$1	$-	$(164)
Total Equity Investment	1,000	$1	$-	$(164)

Short-Term Investments (3.2% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Blackrock Federal Funds 30	0.01%	July 1, 2014	$150,872	$150,872	$150,872
Total Short-Term Investments			$150,872	$150,872	$150,872

Total Investments			$4,547,944	$4,604,409	$4,757,517

Footnotes

1 Valued by the HIT’s management in accordance with the fair value procedures adopted by the HIT’s Board of Trustees.

2 Tax-exempt bonds collateralized by Ginnie Mae securities.

3 Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

4 The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

5 Represents to be announced (TBA) securities; the particular securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage term, and be within industry-accepted “good delivery” standards. Until settlement, the HIT maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

6 Securities exempt from registration under the Securities Act of 1933 and privately placed directly by MassHousing (a not-for-profit public agency) with the HIT. The notes are for construction only and will mature on or prior to October 1, 2017. The notes are backed by mortgages and are general obligations of MassHousing, therefore secured by the full faith and credit of MassHousing. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

7 Loans insured by Ambac Assurance Corporation, which are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.
8 The HIT holds the shares on Building America CDE, Inc. (Building America), a wholly owned subsidiary of the HIT. Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund of the U.S. Department of Treasury, which can facilitate the generation of investments for the HIT or parties other than the HIT. The fair value of the HIT’s investment in Building America approximates its carrying value.

9 Generally, GNMA construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities vary by deal but generally fund over a zero- to 48-month period.

16  SEMI–ANNUAL REPORT 2014

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2014 (Dollars in thousands; unaudited)

Investment income	$77,181

Expenses
Non-officer salaries and fringe benefits	4,690
Officer salaries and fringe benefits	2,546
Investment management	497
Marketing and sales promotion (12b-1)	423
Legal fees	249
Consulting fees	196
Auditing, tax and accounting fees	241
Insurance	184
Trustee expenses	30
Rental expenses	575
General expenses	680
Total expenses	10,311

Net investment income	66,870
Net realized gain (loss) on investments	(986)
Net change in unrealized appreciation (depreciation) on investments	123,813
Net realized and unrealized gain on investments	122,827
Net increase in net assets resulting from operations	$189,697

See accompanying Notes to Financial Statements.

 AFL-CIO HOUSING INVESTMENT TRUST  17

STATEMENTS OF CHANGES IN NET ASSETS
(Dollars in thousands)

	Six Months Ended
	June 30, 2014	Year Ended
Increase (decrease) in net assets from operations	(unaudited)	December 31, 2013
Net investment income	$66,870	$138,341
Net realized gain (loss) on investments	(986)	(2,953)
Net change in unrealized appreciation (deprecation) on investments	123,813	(246,928)
Net increase (decrease) in net assets resulting from operations	189,697	(111,540)

Decrease in net assets from distributions
Distributions to participants or reinvested from:
Net investment income	(70,411)	(147,330)
Net realized gains on investments	-	(28)
Net decrease in net assets from distributions	(70,411)	(147,358)

Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	117,903	298,322
Dividend reinvestment of units of participation	63,593	133,120
Payments for redemption of units of participation	(51,392)	(232,978)
Net increase from unit transactions	130,104	198,464

Total increase (decrease) in net assets	249,390	(60,434)

Net assets
Beginning of period	$4,515,201	$4,575,635
End of period	$4,764,591	$4,515,201

Distribution in excess of net investment income	$(2,775)	$(2,789)

Unit information
Units sold	104,374	259,710
Distributions reinvested	56,440	117,425
Units redeemed	(45,625)	(206,779)
Increase in units outstanding	115,189	170,356

See accompanying Notes to Financial Statements.

18  SEMI–ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, and other funds, that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. Following is a description of the valuation techniques applied to the HIT’s major categories of assets and liabilities measured at fair value on a recurring basis.

Portfolio securities for which market quotations are readily available (for example, U.S. Treasury securities, government-sponsored enterprise debt securities, single family mortgage-backed securities, and state housing finance agency securities) are valued by using independent pricing services, published prices, market quotes, and bids from dealers who make markets in such securities. For U.S. Treasury securities, pricing services generally base prices on actual transactions as well as dealer supplied prices. For government-sponsored enterprise securities and single family mortgage-backed securities, pricing services generally base prices on discounted cash flow models and examine reference data such as issue name, issue size, ratings, maturity, call type, spread/benchmark yields, and conditional prepayment rates, as well as dealer supplied prices. For state housing finance agency securities, pricing services generally base prices on trading spreads, new issue scales, verified bid information, and credit ratings.

Portfolio investments for which market quotations are not readily available (for example, multifamily mortgage-backed securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees using dealer quotes and discounted cash flow models. The respective cash flow models utilize inputs from matrix pricing which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and average life to the investment being valued as adjusted for other market considerations, such as significant market or security specific events, changes in interest rates, and credit quality. On investments for which the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The HIT has also retained an independent firm to determine the fair market value of securities for which market quotations are not readily available. In accordance with the procedures adopted by the HIT’s Board of Trustees, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments would be appropriate based on any material impact on value arising from specific facts and circumstances of the investment (e.g., prepayment speed). All such proposed adjustments must be reviewed and approved by the independent valuation firm prior to incorporation in the NAV.

Commercial mortgage-backed securities are valued using dealer quotes and a discounted cash flow model and/or independent pricing services. Pricing services generally base prices on a single cash flow model, determine a benchmark yield, and utilize available trade information, dealer quotes, and market color.

Real estate mortgage investment conduits are valued using a dealer quote and/or independent pricing services. Pricing services generally base prices on a single cash flow model or an option-adjusted spread model, determine a benchmark yield, and utilize available trade information, dealer quotes, market color, and prepayment speeds.

The HIT holds the shares of Building America CDE, Inc. (Building America), a wholly owned subsidiary of the HIT. The shares of Building America are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates Building America’s carrying value.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

AFL-CIO HOUSING INVESTMENT TRUST  19

NOTES TO FINANCIAL STATEMENTS
(unaudited)

The following table presents the HIT’s valuation levels as of June 30, 2014:

Investment securities: ($ in thousands)	Level 1	Level 2	Level 3	Total
FHA permanent securities
Multifamily	$-	$156,460	$-	$156,460
Single family	-	-	14	14
Total FHA permanent securities	-	156,460	14	156,474
Ginnie Mae securities	-	1,211,238	-	1,211,238
Ginnie Mae construction securities	-	118,543	-	118,543
Fannie Mae securities	-	1,719,000	-	1,719,000
Freddie Mac securities	-	641,049	-	641,049
Commercial mortgage-backed securities	-	134,397	-	134,397
State housing finance agency securities	-	307,810	-	307,810
Other multifamily investments	-	11,898	-	11,898
United States Treasury securities	-	301,813	-	301,813
Equity investments	-	-	(164)	(164)
Short-term investments	150,872	-	-	150,872
Other financial instruments*	-	4,587	-	4,587
Total	$150,872	$4,606,795	$(150)	$4,757,517
*Other financial instruments include forward commitments, when issued securities, and TBA securities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended June 30, 2014.

Investments in Securities ($ in thousands)	FHA Permanent Securities	Other Multifamly Investments	Equity Investment	Total
Beginning balance, 12/31/2013	$15	$84,175	$(259)	$83,931
Total unrealized gain (loss)*	-	-	95	95
Settlements	-	(84,175)	-	(84,175)
Paydowns	(1)	-	-	(1)
Ending balance, 6/30/2014	$14	$-	$(164)	$(150)
* Net change in unrealized gain (loss) attributable to Level 3 securities held at June 30, 2014, totaled $95,000 and is included on the accompanying Statement of Operations.

Level 3 investments in securities are not considered a significant portion of the HIT’s portfolio. The HIT’s policy is to recognize transfers between levels at the end of the reporting period. For the six months ended June 30, 2014, there were no transfers between levels.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state, and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

20  SEMI–ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Distributions to Participants

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 90% of distributed income for the six months ended June 30, 2014.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The HIT’s Board of Trustees annually considers a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the six months ended June 30, 2014, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average monthly net assets, whichever is greater. During the six months ended June 30, 2014, the HIT incurred approximately $423,100 in 12b-1 expenses.

Note 2. Investment Risk

Interest Rate Risk

As with any fixed-income investment, the market value of the HIT’s investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

Note 3. Transactions with Related Entities

Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury, which can facilitate the generation of investments for the HIT or parties other than the HIT. Building America is accounted for as an investment of the HIT.

The New Markets Tax Credit (NMTC) program1, which is run by the CDFI Fund, provides tax credits to equity investors that invest in businesses operating in low-income areas, including those that engage in the creation of housing and other construction activities. Building America has committed or prefunded all of its $50 million in NMTC awards from the 2011 allocation round to qualified transactions. Building America receives fees for committing NMTCs to such qualified transactions and ongoing asset management fees on closed transactions. Building America had one prefunded qualified transaction for the six months ended June 30, 2014, which does not obligate the assets of the HIT.

1 The New Markets Tax Credit (NMTC) Program, enacted by Congress as part of the Community Renewal Tax Relief Act of 2000, is incorporated as section 45D of the Internal Revenue Code.

AFL-CIO HOUSING INVESTMENT TRUST  21

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Summarized financial information for Building America on a historical cost basis is included in the table below:

As of June 30, 2014	$ in Thousands
Assets	$ 459
Liabilities	624
Equity	$(165)

For the six months ended June 30, 2014
Income	$ 252
Expenses	(154)
Tax expense	(23)
Net income	$ 75

A rollforward of advances to Building America by the HIT as of June 30, 2014, is included in the table below:

Advances to Building America by HIT	$ in Thousands
Beginning balance, 12/31/2013	$ 489
Advances in 2014	189
Repayment by Building America in 2014	(150)
Ending balance, 6/30/2014	$ 528

Note 4. Commitments and Contingencies

The HIT invests in securities originated under forward commitments, in which the HIT agrees to purchase an investment either in or backed by mortgage loans that have not yet closed and will be delivered in the future. The HIT agrees to an interest rate and purchase price for these securities when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of June 30, 2014, the HIT had outstanding unfunded purchase commitments of approximately $195.8 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of June 30, 2014, the value of the publicly traded securities maintained for the reserve in a segregated account was approximately $4.5 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the six months ended June 30, 2014, were $372.6 billion and $57.0 million, respectively.

Note 6. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The amount and character of tax-basis distributions and composition of the net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2014.

At June 30, 2014, the cost of investments for federal income tax purposes was $4,604,409,000, which approximated book cost at amortized cost adjusted for wash sales. Net unrealized gain aggregated $153,108,000 at period-end, of which $186,074,000 related to appreciated investments and $32,966,000 related to depreciated investments.

22  SEMI–ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective-bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the annual period ended June 30, 2014, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employee Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available in 2014 is for the Plan’s year-end at June 30, 2013. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan
EIN/Pension Plan Number		53-0228172 / 001
2013	PPA Zone Status	Green
RIP/RP Status Pending/ Implemented		No
2014	Contributions for six months ended June 30, 2014	1,159,562
2014	Contribution Rate	26%
Surcharge Imposed		no
Expiration Date of Collective Bargaining Agreement		03/31/2017

The Plan utilized three provisions provided by Public Law 111-192, Section 211: (1) to spread investment losses from 2008 and 2009 over a period of 10 years, (2) to amortize 2008 and 2009 losses over a 29-year period, and (3) to temporarily allow actuarial value of assets to be as high as 130% of market value.

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Years Contributions to Plan Exceeded More Than 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	20121

1The 2012 plan year ended at June 30, 2013.

At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the year ended June 30, 2014.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2014, the HIT matched dollar for dollar the first $5,400 of each employee’s contributions. The HIT’s 401(k) contribution for the six months ended June 30, 2014, was approximately $232,800.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on June 17, 2015. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT did not borrow against the facility during, and had no outstanding balance under the facility for, the six months ended June 30, 2014. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

AFL-CIO HOUSING INVESTMENT TRUST  23

FINANCIAL HIGHLIGHTS

	Six Months Ended		Years Ended December 31
	June 30, 2014**
Per share data	(Unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$1,107.45	$1,171.21	$1,170.21	$1,133.82	$1,114.72	$1,098.48

Income from investment operations:
Net investment income *	16.24	34.11	38.55	43.58	47.27	50.68
Net realized and unrealized gains (losses) on investments	29.92	(61.53)	10.81	43.81	20.75	17.15
Total income (loss) from investment operations	46.16	(27.42)	49.36	87.39	68.02	67.83

Less distributions from:
Net investment income	(17.10)	(36.33)	(40.74)	(45.52)	(48.92)	(51.59)
Net realized gains on investments	-	(0.01)	(7.62)	(5.48)	-	-
Total distributions	(17.10)	(36.34)	(48.36)	(51.00)	(48.92)	(51.59)

Net asset value, end of period	$1,136.51	$1,107.45	$ 1,171.21	$1,170.21	$1,133.82	$1,114.72

Ratios/supplemental data
Ratio of expenses to average net assets	0.44%	0.43%	0.42%	0.44%	0.44%	0.43%
Ratio of net investment income to average net assets	2.9%	3.0%	3.3%	3.8%	4.1%	4.5%
Portfolio turnover rate	19.6%	29.5%	27.3%	33.9%	42.2%	28.5%
Number of outstanding units at end of period	4,192,297	4,077,108	3,906,752	3,642,485	3,430,737	3,250,549

Net assets, end of period (in thousands)	$4,764,591	$4,515,201	$4,575,635	$4,262,471	$3,889,839	$3,623,437

Total return	4.19%	(2.37)%	4.27%	7.86%	6.16%	6.28%

*The average shares outstanding method has been applied for this per share information.
**Percentage amounts for the period, except total return, have been annualized.

See accompanying Notes to Financial Statements.

Investors should consider the HIT’s investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing. This report may contain forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

24  SEMI–ANNUAL REPORT 2014

AFL-CIO HOUSING INVESTMENT TRUST  25

AFL-CIO HOUSING INVESTMENT TRUST
2401 Pennsylvania Avenue, N.W., Suite 200
Washington, DC 20037
202-331-8055
www.aflcio-hit.com

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee.

Not applicable.

Item 6.  Schedule of Investments.

Included herein under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101) or this Item 10.

Item 11.  Controls and Procedures.

(a)
The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the design and operation of the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) are generally effective to provide reasonable assurance that information required to be disclosed by the Trust in this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based on their evaluation of the effectiveness of the design and operation of such controls and procedures as of a date within 90 days of the filing of this report.

(b)
There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(2)
A separate certification for the Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is filed herewith.

(3)	Not applicable.

(b)
A separate certification for the Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) of the registrant as required by Rule 30a-2(b) under the Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:  /Stephen Coyle
       Name:  Stephen Coyle
       Title: Chief Executive Officer

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

/Stephen Coyle
Stephen Coyle
Chief Executive Officer
(Principal Executive Officer)

Date:  September 5, 2014

/Erica Khatchadourian
Erica Khatchadourian
Chief Financial Officer
(Principal Financial Officer)

Date:  August 28, 2014